--------------------------------------------------------------------------------
                THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                   July 31, 1997

Dear Trust Shareholder:

      After experiencing higher interest rates in the face of a resilient stock market and stronger economic growth for the first few months of 1997, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses.

      Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Fed Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth in the third quarter. Therefore, an uninterrupted decline in yields is by no means a certainty.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and to review the major investment themes of the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.

Sincerely,

/s/Laurence B. Fink                    /s/Ralph L. Schlosstein
-------------------                    -----------------------
Laurence D. Fink                       Ralph L. Schlosstein
Chairman                               President

                                                                   July 31, 1997

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Insured Municipal Term Trust Inc. ("the Trust") for the six months ended June 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMT". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2010, while providing current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the period:

================================================================================
                                 6/30/97   12/31/96   CHANGE   HIGH       LOW
                                 -------   --------   ------   ----       ---
STOCK PRICE                      $10.50    $10.125    3.70%    $10.625    $10.00
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)            $10.91    $10.87     0.37%    $10.99     $10.63
================================================================================

THE FIXED INCOME MARKETS

      The strong economic growth witnessed during the fourth quarter of 1996 spilled over into the first quarter of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. In an effort to subdue this growth, the Federal Reserve raised the Federal funds rate by 25 basis points at their March 25, 1997 policy meeting as a pre-emptive strike against inflation.

      After expanding at a blistering pace of 5.9% during the first quarter, the U.S. economy's growth rate slowed in the second quarter of 1997. Signs of an economic slowdown were prevalent in a broad range of industrial and consumer indicators, including lower factory orders, decreased consumer spending, and higher inventories. In addition, inflationary forces remained benign according to year-over-year comparisons for the consumer and producer indices. These indicators allowed the Federal Reserve to maintain interest rate levels at their May 20, 1997 and July 2, 1997 policy meetings and wait for more definite signs of inflation before increasing interest rates.

      Short-to-intermediate maturity municipals underperformed Treasury equivalents during the first quarter, despite the historically favorable interest rate environment. Issuance of municipal debt declined almost 10% during the first quarter 1997 from first quarter 1996 due to the higher interest rate environment. Municipal bonds performed reasonably well during the second quarter, despite a strong rally in the Treasury market. With nearly $60 billion worth of municipal issues maturing in June and July, strong investor demand came from both individuals and institutions seeking to reinvest their principal back into the market. New municipal deals were heavily oversubscribed during the second quarter, with a manageable supply of new issues coming to the market. For the six month period ended June 30, 1997, municipal bonds as measured by the LEHMAN BROTHERS MUNICIPAL INDEX slightly outperformed their taxable counterparts (LEHMAN BROTHERS AGGREGATE INDEX) with a total return of 3.20% vs. 3.11%.

      Looking forward, a number of distractions may impede further yield spread tightening in the municipal market, including potential tax reforms and the strong rallies in the Treasury and stock markets. BlackRock believes that municipals are currently trading at historically rich ratios versus Treasuries. We remain focused on shorter maturity securities until the market provides further guidance on the direction of interest rates, or the supply/demand characteristics of the market are altered.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Over the past six months, there has been relatively little trading activity in the Trust, due to price appreciation of a majority of securities in the portfolio above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution to shareholders. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent strategy at this time.

      The following chart compares the Trust's current and December 31, 1996 asset composition:

--------------------------------------------------------------------------------

                THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------

SECTOR                   JUNE 30, 1997  DECEMBER 31, 1996
--------------------------------------------------------------------------------
City, County and State         29%             29%
--------------------------------------------------------------------------------
Hospital                       17%             17%
--------------------------------------------------------------------------------
Water & Sewer                  12%             12%
--------------------------------------------------------------------------------
Utility/Power                  11%             11%
--------------------------------------------------------------------------------
Tax Revenue                     9%              9%
--------------------------------------------------------------------------------
Lease Revenue                   8%              8%
--------------------------------------------------------------------------------
Miscellaneous Revenue           5%              5%
--------------------------------------------------------------------------------
Education                       4%              4%
--------------------------------------------------------------------------------
Housing                         3%              3%
--------------------------------------------------------------------------------
Transportation                  2%              2%
--------------------------------------------------------------------------------


      Additionally, the Trust employs leverage to enhance its income by paying the Trust's preferred shareholders short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The Trust's ability to pay high monthly income may be affected by the profitability of its leverage. The Federal Reserve's 25 basis point (0.25%) increase in the Fed funds target rate on March 25, 1997 resulted in a modest increase in the Trust's borrowing costs; however, we do not believe that one increase in short term interest rates will negatively impact the Trust's long-term income earning ability.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely yours,


/s/ Robert S. Kapito                     /s/Kevin Klingert
--------------------                     -----------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------

                THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------

   Symbol on New York Stock Exchange:                               BMT
--------------------------------------------------------------------------------
   Initial Offering Date:                                    February 20, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/97:                             $10.50
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/97:                                 $10.91
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/97 ($10.50)1:            5.95%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share2:                $ 0.05208
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share2:             $ 0.62496
--------------------------------------------------------------------------------

---------
  1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

  2 Dividend is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997
(UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                      OPTION
            AMOUNT                                                                                         CALL            VALUE
  RATING*    (000)                DESCRIPTION                                                           PROVISIONS**      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

                   LONG-TERM INVESTMENTS--143.8%
                   ALABAMA--1.1%
 AAA     $ 3,000   Mobile Cnty., G.O., 6.70%, 2/01/00+, MBIA ......................................     No Opt. Call   $  3,222,960
                                                                                                                       ------------
                   ARIZONA--1.6%
 AAA       4,180   University of Arizona Med. Ctr. Hosp. Rev., 6.25%, 7/01/10, MBIA ...............      7/02 at 102      4,445,555
                                                                                                                       ------------
                   CALIFORNIA--10.5% California St., G.0., FGIC,
 AAA       4,355      6.80%, 11/01/04+ ............................................................     No Opt. Call      5,004,374
 AAA         145      6.80%, 11/01/10 .............................................................     11/04 at 102        163,343
 AAA       3,400   California St. Pub. Wks., 6.60%, 12/01/02+, AMBAC ..............................     No Opt. Call      3,808,510
 AAA       6,100   Contra Costa Tran. Auth., 6.50%, 3/01/09, FGIC .................................     No Opt. Call      6,655,771
 AAA       3,500   Eastern Mun. Wtr. Dist., 6.50%, 7/01/09, FGIC ..................................      7/01 at 101      3,732,365
 AAA       3,065   Los Angeles Cnty. Leasing Corp., 6.05%, 12/01/10, AMBAC ........................     No Opt. Call      3,331,992
 AAA       3,000   San Francisco Bay Area Rapid Trans., 6.75%, 7/01/09, AMBAC .....................      7/00 at 102      3,228,240
 AAA       3,500   Sonoma Cnty. Correct. Fac., C.O.P., 3.55%++, 11/15/12, AMBAC ...................     No Opt. Call      3,607,555
                                                                                                                       ------------
                                                                                                                         29,532,150
                                                                                                                       ------------
                   DISTRICT OF COLUMBIA--1.3%
 AAA       3,500   District of Columbia, G.O., Ser. A, 6.875%, 6/01/00+, MBIA .....................     No Opt. Call      3,784,725
                                                                                                                       ------------
                   FLORIDA--9.2%
 AAA      10,750   Broward Cnty. Sch. Bd., 6.50%, 7/01/10, AMBAC ..................................      7/02 at 102     11,644,185
 AAA      12,195   Jacksonville Excise Tax Rev., 6.50%, 10/01/10, AMBAC ...........................     10/02 at 102     13,296,087
 AAA       1,000   Volusia Cnty. Edl. Fac., 6.50%, 10/15/10, CONNIE LEE ...........................     10/02 at 102      1,083,440
                                                                                                                       ------------
                                                                                                                         26,023,712
                                                                                                                       ------------
                   GEORGIA--2.7%
 AAA       5,000   Henry Cnty. Hosp. Auth. Rev., 6.375%, 7/01/09, FGIC ............................      7/02 at 102      5,372,400
 AAA       2,000   Macon-Bibb Cnty. Hosp. Auth. Rev., Georgia Med. Ctr., 6.75%, 8/01/99+, FGIC ....     No Opt. Call      2,138,720
                                                                                                                       ------------
                                                                                                                          7,511,120
                                                                                                                       ------------
                   ILLINOIS--13.5%
 AAA       4,120   Chicago, Res. Mtg. Rev., Zero Coupon, 10/01/09, MBIA ...........................     No Opt. Call      1,763,813
                   Cook Cnty., G.O., MBIA,
 AAA       7,000      6.50%, 11/15/02+ ............................................................     No Opt. Call      7,749,420
 AAA       4,500      7.00%, 11/01/00+ ............................................................     No Opt. Call      4,934,520
 AAA       5,000   Cook Cnty., Community Schs., 6.50%, 1/01/02+, FGIC .............................     No Opt. Call      5,390,150
 AAA       5,000   Illinois Edl. Facs. Auth. Rev., 4.125%++, 7/01/13, FGIC ........................      7/03 at 102      5,057,800
                   Illinois Hlth. Facs. Auth. Rev., FGIC,
 AAA       3,000      Ser. A, 6.75%, 1/01/10 ......................................................      1/00 at 102      3,190,740
 AAA       1,750      Ser. C, 6.75%, 1/01/10 ......................................................      1/00 at 102      1,861,265
 AAA       7,980   Kendell Kane & Will Cnty. Sch. Dist., 6.25%, 9/01/11, FGIC .....................      9/01 at 100      8,276,218
                                                                                                                       ------------
                                                                                                                         38,223,926
                                                                                                                       ------------
                   INDIANA--3.1%
 AAA       1,340   Columbus Sch. Bd., 6.625%, 7/01/11, AMBAC ......................................      7/02 at 102      1,451,354
 AAA       3,750   Indiana St. Edl. Facs. Auth., 6.60%, 1/01/11, MBIA .............................      1/02 at 102      4,020,675
 AAA       3,000   Monroe Cnty. Hosp. Auth. Rev., Bloomington Hosp., 6.65%, 5/01/10, MBIA .........      5/02 at 101      3,217,590
                                                                                                                       ------------
                                                                                                                          8,689,619
                                                                                                                       ------------


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                      OPTION
            AMOUNT                                                                                         CALL            VALUE
  RATING*    (000)                DESCRIPTION                                                           PROVISIONS**      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   LOUISIANA--6.7%
                   Louisiana St., G.O., Ser. A, AMBAC,
 AAA     $ 4,000      6.50%, 5/01/09 ..............................................................      5/02 at 102   $  4,362,720
 AAA      10,385      6.50%, 5/01/10 ..............................................................      5/02 at 102     11,303,138
 AAA       2,905   New Orleans Pub. Impt., G.O., 6.60%, 9/01/02+, FGIC ............................     No Opt. Call      3,174,555
                                                                                                                       ------------
                                                                                                                         18,840,413
                                                                                                                       ------------
                   MASSACHUSETTS--16.3%
 AAA       2,100   Boston, G.O., Ser. A, 6.50%, 7/01/12, AMBAC ....................................      7/02 at 102      2,267,895
                   Massachusetts St. Hlth. &Edl. Facs. Auth.,
 AAA       2,000      6.50%, 7/01/10, FGIC ........................................................      7/02 at 102      2,171,940
 AAA       5,000      6.50%, 7/01/10, MBIA ........................................................      7/02 at 102      5,434,500
 AAA       3,250      7.25%, 7/01/10, MBIA ........................................................      7/00 at 102      3,542,207
                   Massachusetts St. Hsg. Fin. Agcy., FNMA Collateral,
 AAA       5,000      Ser. H, 6.75%, 11/15/12 .....................................................     11/03 at 102      5,308,600
 AAA       5,500      Residential Dev. A, 6.875%, 11/15/11 ........................................      5/02 at 102      5,911,290
 AAA         600      Residential Dev. C, 6.875%, 11/15/11 ........................................      5/02 at 102        644,868
 AAA       1,220   Massachusetts St., G.O., 6.75%, 8/01/09, AMBAC .................................      8/01 at 102      1,327,104
 AAA       7,865   Massachusetts St., G.O., Ser. C, 6.70%, 11/01/09, FGIC .........................     11/04 at 101      8,762,082
                   Massachusetts St., G.O., Ser. D, MBIA,
 AAA       1,620      6.00%, 7/01/01+ .............................................................     No Opt. Call      1,713,377
 AAA         730      6.00%, 7/01/12 ..............................................................      7/01 at 100        750,024
 AAA       7,630   Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA .....................     11/02 at 102      8,223,080
                                                                                                                       ------------
                                                                                                                         46,056,967
                                                                                                                       ------------
                   MICHIGAN--4.0%
 AAA       2,375   Chippewa Valley Sch., Sch. Bldg. & Site, 6.375%, 5/01/01+, FGIC ................     No Opt. Call      2,567,684
                   Michigan Mun. Bd. Auth. Rev.,
 AAA         900   Ser. A, 6.50%, 11/01/12, MBIA ..................................................     11/02 at 102        970,695
 AAA       2,040      6.45%, 11/01/07, AMBAC ......................................................     11/04 at 102      2,250,609
 AAA       2,050      6.65%, 11/01/09, AMBAC ......................................................     11/04 at 102      2,259,879
 AAA       3,000   Western Township Utils. Auth. Sewer Dist. Sys. Rev., 6.50%, 1/01/10, FSA .......      1/02 at 100      3,180,330
                                                                                                                       ------------
                                                                                                                         11,229,197
                                                                                                                       ------------
                   MISSISSIPPI--0.7%
 AAA       1,800   Harrison Cnty. Waste Wtr. Mgmt., 6.75%, 2/01/11, FGIC ..........................      2/01 at 102      1,935,162
                                                                                                                       ------------
                   NEVADA--7.2%
 AAA       4,000   Clark Cnty., G.O., 6.50%, 6/01/02+, AMBAC ......................................     No Opt. Call      4,411,200
 AAA       5,215   Clark Cnty. Arpt., 6.25%, 6/01/01+, FGIC .......................................     No Opt. Call      5,546,361
                   Clark Cnty. Sch. Dist.,
 AAA       4,185      6.75%, 12/15/04+, FGIC ......................................................     No Opt. Call      4,745,623
 AAA       5,175      7.00%, 6/01/01+, MBIA .......................................................     No Opt. Call      5,685,255
                                                                                                                       ------------
                                                                                                                         20,388,439
                                                                                                                       ------------
                   NEW JERSEY--0.8%
 AAA       2,000   Hudson Cnty. Correct. Fac., C.O.P., 6.50%, 12/01/11, MBIA ......................    6/02 at 101.5      2,158,300
                                                                                                                       ------------
                   NEW YORK--11.0%
 AAA       4,500   New York City, G.O., Ser. B, 6.95%, 8/15/12, MBIA ..............................      8/04 at 101      5,054,355
                   New York St. Env. Fac. Corp. Poll. Ctr. Rev.,
 AAA       6,155      6.70%, 5/15/09 ..............................................................     11/04 at 102      6,874,581
 AAA       4,965      6.80%, 5/15/10 ..............................................................     11/04 at 102      5,559,410
                   New York St. Medicare Facs., AMBAC,
 AAA       9,715      6.60%, 8/15/09 ..............................................................      2/05 at 102     10,757,808
 AAA       2,695      6.625%, 2/15/10 .............................................................      2/05 at 102      2,970,456
                                                                                                                       ------------
                                                                                                                         31,216,610
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                      OPTION
            AMOUNT                                                                                         CALL            VALUE
  RATING*    (000)                DESCRIPTION                                                           PROVISIONS**      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   OHIO--6.1%
                   Cleveland Wtrwks. Rev., First Mtg., Ser. F, AMBAC,
 AAA     $ 6,495      6.50%, 1/01/11 ..............................................................      1/02 at 102   $  7,008,755
 AAA       5,505      6.50%, 1/01/02+ .............................................................     No Opt. Call      6,048,068
 AAA       3,900   Lucas Cnty. Hosp. Impt. Rev., St. Vincent Med. Ctr., 6.50%, 8/15/02+, MBIA .....     No Opt. Call      4,249,947
                                                                                                                       ------------
                                                                                                                         17,306,770
                                                                                                                       ------------
                   OKLAHOMA--2.1%
 AAA       5,725   Oklahoma City Wtr. Utils. Tr. Wtr. & Sewer Rev., MBIA
                      Ser. B, 6.375%, 7/01/12                                                            7/02 at 100      6,043,825
                   PENNSYLVANIA--6.1%
 AAA       5,000   Dauphin Cnty. Gen. Auth., 6.25%, 7/01/08, MBIA .................................      7/02 at 102      5,354,250
 AAA       2,100   Philadelphia Wtr. &Waste Rev., Ser. A,
                      5.625%, 6/15/08, AMBAC                                                            No Opt. Call      2,212,371
 AAA       6,005   Pittsburgh, G.O., Ser. D, 6.00%, 9/01/10, AMBAC ................................      9/02 at 102      6,317,800
 AAA       3,000   Pittsburgh Wtr. & Swr., 6.75%, 9/01/01+, FGIC ..................................     No Opt. Call      3,307,980
                                                                                                                       ------------
                                                                                                                         17,192,401
                                                                                                                       ------------
                   RHODE ISLAND--4.7%
 AAA       2,390   Rhode Island Clean Wtr. Protn. Fin. Agcy. Wtr. Poll. Ctl. Rev. Revolving Fd.
                      Pooled Ln., Issue A, 6.70%, 10/01/10, MBIA ..................................     10/02 at 102      2,603,260
 AAA      10,000   Rhode Island St. Pub. Bldgs. Auth., St. Pub. Prjs. Rev., Ser. A,
                      6.75%, 2/01/00+, AMBAC ......................................................     No Opt. Call     10,755,200
                                                                                                                       ------------
                                                                                                                         13,358,460
                                                                                                                       ------------
                   SOUTH CAROLINA--8.6%
                   Piedmont Mun. Pwr. Agcy. Elec. Rev.,
 AAA      14,925      6.30%, 1/01/11, MBIA ........................................................      1/03 at 102     15,857,365
 AAA       7,900      6.50%, 1/01/11, FGIC ........................................................      1/01 at 102      8,411,130
                                                                                                                       ------------
                                                                                                                         24,268,495
                                                                                                                       ------------
                   TEXAS--15.6%
                   Austin Util. Sys. Rev. Comb., Ser A., FGIC,
 AAA       7,475      6.00%, 5/15/00+ .............................................................     No Opt. Call      7,801,508
 AAA       1,055      6.00%, 5/15/10 ..............................................................       /00 at 100      1,084,477
 AAA       1,580   Dallas Cnty. Road Imp., G.O., 5.625%, 8/15/10 ..................................      8/01 at 100      1,610,715
 AAA       2,500   Dallas Ft. Worth Regl. Arp. Rev., Ser. A, 7.375%, 11/01/10, FGIC ...............      5/04 at 102      2,876,900
 AAA       8,000   El Paso Impt. Auth., G.O., Ser A, 6.375%, 8/15/10, FGIC ........................     No Opt. Call      8,462,160
                   Harris Cnty. Rfdg., FGIC,
 AAA       2,585      Toll Road, Ser. B, Zero Coupon, 8/15/08 .....................................     No Opt. Call      1,462,412
 AAA       6,310        Toll Road Sr. Lien, Ser. A, 6.50%, 8/15/02+ ...............................     No Opt. Call      6,962,832
 AAA       4,775   Toll Road Sr. Lien, Ser. A, 6.50%, 8/15/11 .....................................      8/02 at 102      5,153,705
 AAA      10,440   Houston Wtr. & Swr. Sys., Ser. C, Zero Coupon, 12/01/10, AMBAC .................     No Opt. Call      5,069,560
 AAA       1,840   North Texas Mun. Wtr. Dist., 6.50%, 6/01/09, MBIA ..............................      6/03 at 100      1,972,480
 AAA       1,500   Texas Mun. Pwr. Agcy. Ref., Ser. A, 6.75%, 9/01/12, AMBAC ......................      9/01 at 102      1,629,975
                                                                                                                       ------------
                                                                                                                         44,086,724
                                                                                                                       ------------
                   UTAH--1.1%
 AAA       1,450   Salt Lake City Mun. Bldg. Lease, 6.15%, 10/01/10, MBIA .........................     10/04 at 101      1,529,504
 AAA       3,175   Salt Lake City Wtr. Conservancy, Zero Coupon, 10/01/10, AMBAC ..................     No Opt. Call      1,559,655
                                                                                                                       ------------
                                                                                                                          3,089,159
                                                                                                                       ------------
                   VIRGINIA--3.6%
                   Peninsula Port Auth. Hlth. Sys., MBIA,
 AAA       6,000      Riverside Hlth. Sys. Prj. A, 6.625%, 7/01/10 ................................      7/02 at 102      6,526,380
 AAA       3,380      Riverside Hlth. Sys. Prj. B, 6.625%, 7/01/10 ................................      7/02 at 102      3,676,527
                                                                                                                       ------------
                                                                                                                         10,202,907
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                      OPTION
            AMOUNT                                                                                         CALL            VALUE
  RATING*    (000)                DESCRIPTION                                                           PROVISIONS**      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   WASHINGTON--5.4%
 AAA     $ 4,650   Port of Seattle Rev., 6.60%, 8/01/10, MBIA .....................................      8/02 at 102   $  5,070,406
                   Washington St. Pub. Pwr. Supply Sys. Rev.,
 AAA      12,905      Zero Coupon, 7/01/10, MBIA ..................................................     No Opt. Call      6,384,233
 AAA       3,500      Nuclear Prj. No. 1, Ser. A, 7.00%, 7/01/00+, FGIC ...........................     No Opt. Call      3,813,110
                                                                                                                       ------------
                                                                                                                         15,267,749
                                                                                                                       ------------
                   WISCONSIN--0.8%
 AAA       2,000   Wisconsin St. Hlth. & Edl. Facs. Auth., Wausau Hosp. Inc., Ser. A,
                      6.625%, 8/15/09, AMBAC ......................................................      2/01 at 102      2,143,060
                                                                                                                       ------------
                   TOTAL INVESTMENTS--143.8% (COST $371,132,791) ..................................                     406,218,405
                   Other assets in excess of liabilities--2.2% ....................................                       6,305,904
                   Liquidation value of preferred stock--(46.0)% ..................................                    (130,000,000)
                                                                                                                       ------------
                   Net Assets Applicable to Common Shareholders--100% .............................                    $282,524,309
                                                                                                                       ============

   +This bond is pre-refunded. See glossary for definition.
  ++This bond contains embedded caps. See glossary for definition.
   *Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating. **Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

================================================================================

                            KEY TO ABBREVIATIONS

              AMBAC-- American Municipal Bond Assurance Corporation CONNIE LEE-- College Construction Loan Insurance Association
             C.O.P.-- Certificate of Participation
               FGIC-- Financial Guaranty Insurance Company
     FNMACollateral-- Federal National Mortgage Association
                FSA-- Financial Security Assurance, Inc.
               G.O.-- General Obligation Bond
               MBIA-- Municipal Bond Insurance Association

================================================================================

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $371,132,791)
  (Note 1) ...................................................    $ 406,218,405
Interest receivable ..........................................        7,556,933
Prepaid assets ...............................................           43,980
                                                                  -------------
                                                                    413,819,318
                                                                  -------------

LIABILITIES
Bank overdraft ...............................................          753,253
Dividends payable--preferred stock ...........................          144,222
Dividends payable--common stock ..............................          106,921
Advisory fee payable (Note 2) ................................          119,091
Administration fee payable (Note 2) ..........................           34,026
Other accrued expenses .......................................          137,496
                                                                  -------------
                                                                      1,295,009
                                                                  -------------
NET INVESTMENT ASSETS ........................................    $ 412,524,309
                                                                  =============
Net assets were comprised of:
  Common stock:
    Par value (Note 4) .......................................    $     258,856
    Paid-in capital in excess of par .........................      239,833,688
  Preferred stock (Note 4) ...................................      130,000,000
                                                                  -------------
                                                                    370,092,544
  Undistributed net investment income ........................        7,714,854
  Accumulated net realized loss on investments ...............         (368,703)
  Net unrealized appreciation on investments .................       35,085,614
                                                                  -------------
  Net investment assets, June 30, 1997 .......................    $ 412,524,309
                                                                  =============
  Net assets applicable to common shareholders ...............     $282,524,309
                                                                  =============
Net asset value per share:
  ($282,524,309 / 25,885,639 shares of
  common stock issued and outstanding) .......................           $10.91
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME

Income
  Interest and discount earned ..........................            $12,188,452
                                                                     -----------
Expenses
  Investment advisory ...................................                714,170
  Administration ........................................                204,050
  Auction agent .........................................                161,180
  Reports to shareholders ...............................                 55,995
  Custodian .............................................                 43,265
  Directors .............................................                 30,910
  Audit .................................................                 18,220
  Transfer agent ........................................                 12,230
  Legal .................................................                 10,700
  Miscellaneous .........................................                 75,701
                                                                     -----------
  Total expenses ........................................              1,326,421
                                                                     -----------
Net investment income ...................................             10,862,031
                                                                     -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3)

Net realized loss on investments .........................              (45,894)
Net change in unrealized appreciation on
  investments ............................................              591,519
                                                                   ------------
Net gain on investments ..................................              545,625
                                                                   ------------
NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS .......................         $ 11,407,656
                                                                   ============


                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
STATEMENT OF CHANGES IN NET INVESTMENT ASSETS
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                            SIX MONTHS           YEAR
                                                                               ENDED             ENDED
                                                                              JUNE 30,        DECEMBER 31,
                                                                               1997               1996
                                                                         -------------       -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
  Net investment income ...........................................      $  10,862,031       $  21,558,425
  Net realized gain (loss) on investments .........................            (45,894)            201,117
  Net change in unrealized appreciation/depreciation on investments            591,519          (4,792,998)
                                                                         -------------       -------------
  Net increase in net investment assets resulting from operations .         11,407,656          16,966,544
                                                                         -------------       -------------
Dividends:
  To preferred shareholders from net investment income ............         (2,264,843)         (4,545,206)
  To common shareholders from net investment income ...............         (8,088,636)        (16,177,316)
                                                                         -------------       -------------
                                                                           (10,353,479)        (20,722,522)
                                                                         -------------       -------------
    Total increase (decrease) .....................................          1,054,177          (3,755,978)
                                                                         -------------       -------------
NET INVESTMENT ASSETS
Beginning of period ...............................................        411,470,132         415,226,110
                                                                         -------------       -------------
End of period .....................................................      $ 412,524,309       $ 411,470,132
                                                                         =============       =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
FINANCIAL HIGHLIGHTS
(UNAUDITED)
--------------------------------------------------------------------------------

                                                   SIX MONTHS                                              FEBRUARY 28,
                                                     ENDED                YEAR ENDED DECEMBER 31,            1992* TO
                                                    JUNE 30, --------------------------------------------  DECEMBER 31,
                                                      1997      1996         1995        1994       1993       1992
                                                    -------  --------     --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........    $10.87   $  11.02     $   9.73    $  11.18   $   9.93   $   9.40
                                                    ------   --------     --------    --------   --------   --------
   Net investment income .......................       .42        .83          .84         .82        .83        .61
   Net realized and unrealized gain
    (loss) on investments ......................       .02       (.18)        1.27       (1.48)      1.18        .56
                                                    ------   --------     --------    --------   --------   --------
Net increase (decrease) from
   investment operations .......................       .44        .65         2.11        (.66)      2.01       1.17
                                                    ------   --------     --------    --------   --------   --------
Dividends from net investment income to:
   Preferred shareholders ......................      (.09)      (.18)        (.20)       (.14)      (.12)      (.09)
   Common shareholders .........................      (.31)      (.62)        (.62)       (.62)      (.63)      (.42)
Distributions from net realized gain
   on investments to:
   Preferred shareholders ......................        --         --           --        (.01)      (.00)***     --
   Common shareholders .........................        --         --           --        (.02)      (.01)        --
                                                    ------   --------     --------    --------   --------   --------
Total dividends and distributions ..............      (.40)      (.80)        (.82)       (.79)      (.76)      (.51)
                                                    ------   --------     --------    --------   --------   --------
Capital charge with respect to
   issuance of shares ..........................       --         --           --          --         --        (.13)
                                                    ------   --------     --------    --------   --------   --------
Net asset value, end of period** ...............    $10.91   $  10.87     $  11.02    $   9.73   $  11.18   $   9.93#
                                                    ======   ========     ========    ========   ========   ========
Market value, end of period** ..................    $10.50   $ 10.125     $  10.00    $   8.50   $  10.50   $  9.875
                                                    ======   ========     ========    ========   ========   ========
TOTAL INVESTMENT RETURN+ .......................     6.87%      7.59%       25.31%     (13.38%)    12.99%       9.51%

RATIOSTOAVERAGENETASSETS
   OF COMMON SHAREHOLDERS:+++
Expenses .......................................      .95%++     .97%         .96%       1.04%       .96%       .98%++
Net investment income before preferred
   stock dividends .............................     7.79%++    7.66%        7.97%       7.99%      7.75%      7.52%++
Preferred stock dividends ......................     1.63%++    1.61%        1.87%       1.44%      1.15%      1.21%++
Net investment income available to
   common shareholders .........................     6.16%++    6.05%        6.10%       6.55%      6.60%      6.31%++
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ...............................  $281,054   $281,521     $272,868    $265,851   $275,162   $247,807
Portfolio turnover .............................        1%         1%           1%         31%         1%        37%
Net assets of common shareholders,
   end of period (in thousands) ................  $282,524   $281,470     $285,226    $251,856   $289,449   $256,956
Asset coverage per share of
   preferred stock, end of period## ............  $ 79,332   $ 79,129     $ 79,851    $146,868   $161,327   $148,829
Preferred stock outstanding (in thousands) .....  $130,000   $130,000     $130,000    $130,000   $130,000   $130,000


--------------------------------------------------------------------------------
   * Commencement of investment operations.
  ** Net asset value and market value are  published in THE WALL STREET  JOURNAL each Monday.
 *** Actual amount paid to preferred  shareholders was $0.0013 per common share.
   # Net  asset  value  immediately  after the  closing  of the  initial  public offering was $9.38. ## A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Annualized.
 +++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The BlackRock Insured Municipal Term Trust Inc. (the "Trust"), a Maryland Corporation is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular Federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of Paine-Webber Incorporated.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

Purchases and sales of SECURITIES investment securities, other than short-term investments, for the period ended June 30, 1997 aggregated $4,346,482 and $2,675,477, respectively.

   The federal income tax basis of the Trust's investments at June 30, 1997 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $35,085,614; (gross unrealized appreciation--$35,085,614; gross unrealized depreciation--$0).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1996 of $322,809 which expires in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 25,885,639 common shares outstanding at June 30, 1997, the Adviser owned 10,639 shares. As of June 30, 1997, there were 5,200 preferred shares outstanding as follows: 2,600 shares of Series M-7 and M-28, respectively.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 27, 1992 the Trust reclassified 2,600 shares of common stock and issued two series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series M7--1,300 shares and Series M28--1,300 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995, shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.40% to 4.19% for the six months ended June 30, 1997.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5.  DIVIDENDS

Subsequent to June 30, 1997, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05208 per common share payable July 31, 1997 to shareholders of record on July 15, 1997.

   For the period July 1, 1997 through July 31, 1997, dividends declared on preferred shares totalled $378,196 in aggregate for the two outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Trust at (800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:

     (1) To elect two Directors to serve as follows:
         DIRECTOR                                    CLASS    TERM     EXPIRING
         --------                                    -----    ----     --------
         Ralph L. Schlosstein .....................   II     3 years     2000
         Walter F. Mondale ........................   II     3 years     2000

         Directorswhose  term of office continues beyond this meeting are Andrew
         F. Brimmer, Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, Laurence D.Fink, James Grosfeld, and James Clayburn La Force, Jr.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1997. Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                               VOTES      VOTES
                                                FOR       AGAINST   ABSTENTIONS
                                             ----------   -------   -----------
         Ralph L. Schlosstein ............   14,953,537      0        249,534
         Walter F. Mondale ...............   14,941,554      0        261,518
         Ratification of Deloitte
            & Touche LLP .................   14,925,795   123,249     154,027

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed, or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no AMT securities.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSUREDMUNICIPAL TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price, the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may  elect  to  have  all  dividends  and
                         distributions of capital gains automatically reinvested into additional shares of the Trust.

EMBEDDED CAPS: Also known as additional interest municipal bonds. These securities are intended to protect the income that the Trust earns through leverage from significant increase in short-term rates. The coupon on these bonds will increase if short-term rates rise significantly.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities and other assets held by the Trust, plus income accrued on its investment, minus any liabilities including accrued expenses, dividend by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on
                         Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:      These  securities  are   collateralized   by  the  U.S.
                         Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                       BLACKROCKFINANCIAL MANAGMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
-------------------------------------------------------------------------------------------------------
                                                                                            TERMINATION
                                                                             STOCK SYMBOL      DATE
                                                                             ------------      -----
PERPETUAL TRUSTS
The BlackRock Income Trust Inc. .............................................   BKT            N/A
The BlackRock North American Government Income Trust Inc. ...................   BNA            N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. ..........................................   BBT            12/98
The BlackRock 1999 Term Trust Inc. ..........................................   BNN            12/99
The BlackRock Target Term Trust Inc. ........................................   BTT            12/00
The BlackRock 2001 Term Trust Inc. ..........................................   BLK            06/01
The BlackRock Strategic Term Trust Inc. .....................................   BGT            12/02
The BlackRock Investment Quality Term Trust Inc. ............................   BQT            12/04
The BlackRock Advantage Term Trust Inc. .....................................   BAT            12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ...................   BCT            12/09

TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------------------------
                                                                                            TERMINATION
                                                                            STOCK SYMBOL       DATE
                                                                            ------------       -----
PERPETUAL TRUSTS
The BlackRock Investment Quality Municipal Trust Inc. .......................   BKN            N/A
The BlackRock California Investment Quality Municipal Trust Inc. ............   RAA            N/A
The BlackRock Florida Investment Quality Municipal Trust ....................   RFA            N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. ............   RNJ            N/A
The BlackRock New York Investment Quality Municipal Trust Inc. ..............   RNY            N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. ..............................   BMN            12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ........................   BRM            12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc. .............   BFC            12/08
The BlackRock Florida Insured Municipal 2008 Term Trust .....................   BRF            12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. ...............   BLN            12/08
The BlackRock Insured Municipal Term Trust Inc. .............................   BMT            12/10

IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM
OR CONSULT WITH YOUR FINANCIAL ADVISOR.



--------------------------------------------------------------------------------
                       BLACKROCK FINANCIAL MANAGMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------


      BlackRock Financial Management, Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and over 125 institutional clients in the United States and overseas.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive

North Quincy,  MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
Four Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1997 were not audited and accordingly, no opinion is expressed on them. This report is for shareholder information.

   This is not a prospectus intended for use in the purchase or sale of Trust shares.

                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                                New York, NY 10019
                                 (800) 227-7BFM

                                                                     092474 10 5
                                                                     092474 20 4
                                                                     092474 30 3

[Logo]  Printed on recycled paper



THE BLACKROCK
INSURED MUNICIPAL TERM TRUST INC.
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1997